UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AGEAGLE AERIAL SYSTEMS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AgEagle Aerial Systems Inc.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to be held on June 16, 2021

700 NW 1st Avenue, Ste. 1200, Miami, Florida 33136-4118 at 11:00 am local time

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement, form of proxy, and Annual Report on Form10-K are available at https://web.viewproxy.com/uavs/2021.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 8, 2021 to facilitate timely delivery. Unless requested, you will not receive a paper or e-mail copy.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of AgEagle Aerial Systems Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of AgEagle Aerial Systems Inc. will be held on June 16, 2021 at 11:00 a.m. local time at 700 NW 1st Avenue, Ste. 1200, Miami, Florida 33136-4118 for the following purposes.

Proposal 1 – Election of Directors

Nominees:

1a. Barrett Mooney      1b. Grant Begley      1c. Luisa Ingargiola      1d. Thomas Gardner      1e. Brandon Torres Declet

Proposal 2 – To approve, on an advisory basis, the compensation of our named executive o_cers (“say-on-pay”);

Proposal 3 – To amend the Company’s 2017 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the plan to 10,000,000 shares.

Proposal 4 – To ratify the appointment of WithumSmith+Brown, PC, as the Company’s independent accountants, for the fiscal year ending December 31, 2020; and

To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” the nominee listed under Item 1 and “FOR” Items 2, 3, and 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet.

Material for this Annual Meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to https://web.viewproxy.com/uavs/2021. Have the 11 digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

AgEagle Aerial Systems Inc.

The following proxy materials are available for you to review at:

https://web.viewproxy.com/uavs/2021

●    Proxy Statement

●    2020 Annual Report on Form 10-K

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto https://web.viewproxy.com/uavs/2021

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.